SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 1999

                              HOPFED BANCORP, INC.
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               (Exact name of Registrant as Specified in Charter)

             Delaware                     000-23667           61-0229082
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      (State or Other Jurisdiction       (Commission        (I.R.S. Employer
         of Incorporation)               File Number)      Identification No.)

           2700 Fort Campbell Boulevard, Hopkinsville, Kentucky 42440
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                    (Address of Principal Executive Offices)

                                 (502) 885-1171
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               Registrant's telephone number, including area code

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events
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     The Board of Directors of the Registrant approved termination of the HopFed
Bancorp, Inc. Employee Stock Ownership Plan, effective December 31, 1999.

     Further information regarding the plan termination is set forth in a press release dated December 15, 1999, attached as Exhibit 99.1 and incorporated herein by this reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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     Exhibit 99.1 Press Release dated December 15, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        HOPFED BANCORP, INC.


DATE:  December 15, 1999                By: /s/    Bruce Thomas
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                                           Bruce Thomas
                                           President and Chief Executive Officer

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